DELAWARE POOLED® TRUST

The Large-Cap Value Equity Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Prospectus dated February 28, 2010
(as revised March 4, 2010)

Nashira S. Wynn has announced her intention to resign from Delaware Investments. As of the date of this supplement, she is transitioning her portfolio management responsibilities to other members of the Large-Cap Value Focus Equity Team. Effective September 1, 2010, the other members of the portfolio management team, Kristen E. Bartholdson, Nikhil G. Lalvani, Anthony A. Lombardi, D. Tysen Nutt Jr., and Robert A. Vogel Jr. will continue to have primary responsibility for making day-to-day investment decisions for the Portfolio.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Effective after the close of business on August 31, 2010, the following replaces the information in the section entitled “Who manages the Portfolio? – Investment manager” on page 7.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Kristen E. Bartholdson	Vice President, Portfolio Manager	December 2008
Nikhil G. Lalvani, CFA	Vice President, Portfolio Manager	October 2006
Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager	April 2006
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity	April 2006
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	April 2006

The following replaces and supersedes the biographical information in the section entitled “Management of the Trust –Portfolio Managers” for the portfolio managers who are primarily responsible for the day-to-day management of the Portfolio.

Kristen E. Bartholdson
Vice President, Portfolio Manager – The Large-Cap Value Equity Portfolio
Kristen E. Bartholdson is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager – The Large-Cap Value Equity Portfolio
Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager – The Large-Cap Value Equity Portfolio
Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity – The Large-Cap Value Equity Portfolio
D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager – The Large-Cap Value Equity Portfolio
Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch Investment Managers. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Portfolio securities.

Please keep this Supplement for future reference.

This Supplement is dated July 12, 2010.